UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2006

VANDA PHARMACEUTICALS INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51863	03-0491827
(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive Suite 300 Rockville, Maryland 20850
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (240) 599-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

          On December 7, 2006, Vanda Pharmaceuticals Inc. issued a press release announcing the top-line results from its Phase III clinical trial of its product candidate iloperidone in schizophrenia.  The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.           Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release of Vanda Pharmaceuticals Inc. dated December 7, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.

	By:	/s/ STEVEN A. SHALLCROSS

	Name:	Steven A. Shallcross
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Dated: December 7, 2006